AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                                 VARIABLE ACCOUNT I
                             VARIABLE ANNUITY CONTRACTS

                            SUPPLEMENT DATED MAY 24, 2011
             TO STATEMENTS OF ADDITIONAL INFORMATION, AS AMENDED


     American General Life Insurance Company of Delaware (the "Company") is amending its variable annuity Contract statements of additional information (the "SAIs") for the sole purpose of updating financial information in the SAIs.

     The following paragraphs are added under the subheading "American International Group, Inc. Financial Information" in the Financial Statements section of the SAIs:

     On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

     The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing
(i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     American International Group, Inc. does not underwrite any insurance policy referenced herein.